Exhibit 10.6.2

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Modification #13

([**Redacted**] Bid #10-351c;11-433;11-529;11-545;11-521)

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151 (“the Agreement”) is entered into by and between DigitalGlobe, Inc.(DG),a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

•	Bid 10-351c [**Redacted**]

•	Bid #11-545 [**Redacted**]

•	Bid #11-433- [**Redacted**]

•	Bid #11-237 – [**Redacted**]

•	Bid #11-521- [**Redacted**]

•	Acceptance of Technical Instrument Specification Revision #6 dated 10/31/2011

•	Acceptance of the Statement of Work Rev #5

Original Contract Value	[**Redacted**]	$140,688,933
This Modification	[**Redacted**]	$26,818,000
Adjusted TOTAL Contract Value		$167,506,933

Subject to establishment of a mutually agreed upon milestone payment schedule.

This modification will be incorporated in the master program schedule. The ending period of performance for the overall WV3 Program remains unchanged. Current WV3 Program delivery is [**Redacted**].

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect. The Technical Specifications and the Statement of Work will be modified to reflect any and all changes associated with this activity.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and s hall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**] Signature	/s/ Yancey L. Spruill Signature
[**Redacted**] [**Redacted**]	Name: Yancey L. Spruill Title: Chief Financial Officer
Date: 13 December 2011	Date: 13 December 2011

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Modification #14 (Proposal #12-22)

[Redacted]

To

Firm Fixed Price Agreement No. 60151

This Modification updates the Statement of Work dated August 18,2010; Attachment entitled : [**Redacted**], under contract number 60151 (“the Agreement”) Is entered into by and between DigitalGlobe, Inc. (DG), a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601Dry Creek Drive, Suite 260; Longmont, Colorado 80503; and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488.

The parties hereby agree to amend the Statement of Work as follows:

Adding of Addendum #2 identified as ITT proposal #12-022 dated February 29, 2012 including all assumptions and exceptions as stated in the amount of $220,000.00. This effort will be incorporated in the current WV3 program scheduled delivery date of [**Redacted**] per the Contract Instrument Purchase Agreement dated August 24, 2010.

Original Contract Value	[**Redacted**]	$167,506,933
This Modification	[**Redacted**]	$220,000
Adjusted TOTAL Contract Value		$167,726,933

The following milestone payment schedule for this effort is accepted as follows:

[**Redacted**]

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

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Modification #14 – [**Redacted**] Proposal #12-022

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

Date:

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**] Signature	/s/ *Neal T. Anderson Signature
[**Redacted**] [**Redacted**]	Name: Neal T. Anderson Title: *VP, Technology Development
Date: 9 May 2012	Date: 9 May 2012

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FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION

Modification #16

(Technical Specifications- Revision #7)

To

Firm Fixed Price Agreement No.60161

This Modification to the Firm Fixed Price Agreement No. 60151 (the “Agreement”) is entered into by and between DigitalGlobe (“Customer”), with a place of business at 1601Dry Creek Drive, Suite 260, Longmont, Colorado 80503; and ITT Space Systems, LLC (“Contractor’’), with a place of business at 1447 St. Paul Street, P.O. Box 60488, Rochester, New York 14606-0488/

WHEREAS, the Customer and Contractor entered into the Agreement effective September 7th, as amended.

WHEREAS, the Customer and Contractor agree to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, Customer and Contractor agree as follows:

1.	To remove WorldView-3 Instrument Specification, Revision 6, Document #10329742 in its entirety and replace it with the WorldView-3 Specification, Revision 7, Document #10329742, attached hereto.

All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate to be effective as of the Effective Date.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**] Signature	/s/ Neal T. Anderson Signature
[**Redacted**] [**Redacted**]	Name: Neal T. Anderson Title: VP, Technology Development
Date: 10 September 2012	Date: 7 September 2012

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WorldView-3 Instrument

Specification

Document #	10329742
Revision #	7.0
Release Date	19 July 2012
Prepared by	Paul Scott
Approved by	Keith Constantinides
[**Redacted**]

RESTRICTION ON USE, PUBLICATION, OR DISCLOSURE OF PROPRIETARY INFORMATION

This document contains information proprietary and confidential to DigitalGlobe™, to its subsidiaries, or to a third party to whom DigitalGlobe may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as DigitalGlobe may otherwise agree to in writing. This document may only be used for the purpose for which it is provided. All copies of this document are the sole property of DigitalGlobe and will be returned promptly upon request.

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Change Record

Revision	Date	Sections	Description of Change
1.0	8/24/2010	All	Initial Release
2.0	9/23/2010	2.2.2 3.1.4 3.3.1

Eliminated reference to Nextview on Contamination Control Implementation Plan for WV-3 and replaced TBD with document number. Added WV-3 SSS 1553 Command List to Contractor Documents list.

Change [**Redacted**]

Changed [**Redacted**]

		3.3.11.1 3.3.11.3 3.3.11.4 3.3.11.5 3.3.12.2	Decreased [**Redacted**] Increased [**Redacted**] Changed number [**Redacted**] Dropped [**Redacted**] Increased [**Redacted**]

		3.3.12.3	[**Redacted**]

		3.4.1.2	[**Redacted**]

		3.4.2.3 3.4.3.1	Added TBR [**Redacted**] Maximum [**Redacted**]

		3.4.4.3	Added TBR [**Redacted**]

		3.5.2	States and state [**Redacted**]

		3.6.3	Replaced previous paragraph with reference [**Redacted**] Added TBR [**Redacted**]
3.7.1.4

		3.9.7	[**Redacted**]

		3.9.11.4.1	Eliminated [**Redacted**]

		4.7	Removed the A from 3.4.2.1, 3.4.2.2, and 3.4.2.3. Added T to 3.4.2.2, 3.4.2.3, 3.9.11.1.3.1 and 3.9.11.1.3.2. Removed T from 3.5.4.1.

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Revision	Date	Sections	Description of Change
3.0	1/14/2011	2.2.3	[**Redacted**]

		3.1.1	Changed block diagram to include [**Redacted**]

		3.1.4 3.2.2.2 3.2.2.3 3.2.2.4 3.3.7 3.3.11.5	Change [**Redacted**] Added [**Redacted**] Revised [**Redacted**] Added word “Any” to beginning of d) Revised [**Redacted**] Revised [**Redacted**]

		3.4.2.3 3.4.4.1 3.4.4.3 3.5.2 3.6.3 3.7.1.4	Removed [**Redacted**] Replaced [**Redacted**] Removed TBR, [**Redacted**] Removed TBR [**Redacted**] Removed TBR [**Redacted**] Remove TBR and [**Redacted**]

		3.9.10 3.9.11.1.8 3.9.11.2 3.9.11.4.1 3.9.11.17.3 4.6.5.8.1	Reworded [**Redacted**] Included [**Redacted**] Revised [**Redacted**] Deleted [**Redacted**] Corrected [**Redacted**] Added entry to [**Redacted**]

		4.6.5.10 4.6.5.10.1	Made this section a title only and put content into new 4.6.5.10.1 Added this section to include content from previous 4.6.5.10 and [**Redacted**]. Corrected [**Redacted**].

		4.6.5.10.2 4.7	New paragraph entitled [**Redacted**] Changed entry in [**Redacted**]

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Revision	Date	Sections	Description of Change
4.0	5/4/2011	2.1.1 2.2.1	Changed [**Redacted**] Added [**Redacted**]

		2.3 3.2.2.2 3.3.9 and its subparagraphs 3.4.3.1 3.5.5	Clarified that this document is obsolete. Inserted word [**Redacted**] New content replacing Reserved Minor [**Redacted**] Deleted reference to removed section [**Redacted**]

		3.9.4.3 3.9.11.2	Deleted section Added new entry to [**Redacted**]

		3.9.11.3.1	Added words [**Redacted**]

3.9.11.4.4 3.9.11.4.5 3.9.11.10 3.9.11.11 3.9.11.15.1 3.9.11.15.4 3.9.11.15.5 3.9.11.15.6 3.9.11.17 3.9.11.17.1 3.9.11.17.2 3.9.11.17.3 4.6.5.7.3 4.6.5.9

Replaced section with reference to ICD

Replaced section with reference to ICD

Changed title to remove [**Redacted**]

Deleted content, changed title to Reserved

Changed [**Redacted**]

Added sentence requiring DG approval for non-standard parts. Removed sentence regarding mission non-critical parts

Clarified “plastic parts” to mean plastic encapsulated electronic parts.

Extensively revised.

Extensively revised.

Removed first sentence. Added [**Redacted**] to second sentence

Removed first sentence.

Removed first sentence.

Added 2 sentences at end.

Modified wording of first paragraph to [**Redacted**]

		4.6.5.10.1	Added clarification to performance parameters [**Redacted**]

		4.6.5.10.2 4.6.5.12	Retitled and revised [**Redacted**] Changed title and text [**Redacted**]

		4.7	Updated verification matrix due to other changes. [**Redacted**]

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Revision	Date	Sections	Description of Change
5.0	10/10/2011	3.3.9.7	Increased value to [**Redacted**]

		3.3.9.8	Increased [**Redacted**]

		3.3.9.10	Refined voltage range [**Redacted**]. Changed section title.

		3.3.12.10 3.4.1.1	Corrected and clarified wording of specification Clarification added to [**Redacted**]

		3.4.1.2	Updated [**Redacted**]

		3.4.1.3	New section for [**Redacted**]

		3.9.11.1.5 3.9.11.1.7 3.9.11.2	Changed [**Redacted**] Changed [**Redacted**] Removed [**Redacted**]

		3.9.11.3.1	Added [**Redacted**]

		3.9.11.1.11.2	Changed [**Redacted**]

		3.9.11.10 4.6.5.7.2 4.6.5.10.2	Added further clarifications [**Redacted**]. Retitled. Specified workmanship testing [**Redacted**]. Extensive re-write to account for the [**Redacted**]
		4.7	Added entry for new paragraph 3.4.1.3 [**Redacted**]

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Revision	Date	Sections	Description of Change
6.0	10/31/2011	Global	Labeled requirements that refer only to the main instrument only as Main and those [**Redacted**]

		3.1.1	Added new information about [**Redacted**]

3.2.1.4

3.2.1.12

3.2.1.13

3.2.1.14

3.2.2.2

3.2.2.3

3.3

3.4.1.2

3.4.3

3.4.3.1

3.5.1

3.5.2

3.5.3

3.5.4.1

3.5.4.2

3.6.1

3.9.1.1

3.9.1.2

3.9.7

3.9.11.2

3.9.11.3.1

3.9.11.5

3.10 and all subparagraphs

4.6.5.8.1

4.6.5.8.4

4.6.5.10.3

Added requirement to cover [**Redacted**]

Changed table to include [**Redacted**]

Added TBD purge fitting for [**Redacted**]

New paragraph for [**Redacted**]

New paragraph for [**Redacted**]

Minor updates to account for [**Redacted**]

Minor updates to account for [**Redacted**]

Text added to clarify scope of section with regard to Main and [**Redacted**]

Modified to account for [**Redacted**]

Modified to accunt for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

New requirements added for [**Redacted**]

Modified to account for [**Redacted**]

Modified to account for [**Redacted**]

New [**Redacted**]

		4.7	Supplemented to account for [**Redacted**].

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Revision	Date	Sections	Description of Change
7.0	7/19/2012	Throughout 2.2.1 2.2.1, 3.3.9.1, 3.3.9.3, 3.3.9.4, and 3.3.9.6 3.2.1.12 3.2.1.13	Fixed formatting errors introduced by Word version change. Added Reference for [**Redacted**] Changed title of [**Redacted**] Removed TBD and [**Redacted**] Corrected nominal [**Redacted**]

		3.2.2.2 3.3.8 3.3.9.4.1	Removed (TBR) in item d. Removed paragraph [**Redacted**] Changed [**Redacted**]

		3.3.9.4.2 3.3.11.5 3.3.12.2 3.3.12.3 3.4.1.3 3.5.2	Changed [**Redacted**] Deleted [**Redacted**] Extensively revised to [**Redacted**] Clarified applicability [**Redacted**] Add exception (c) [**Redacted**] Changed terminology in Tables [**Redacted**]

3.5.4.1 3.5.5 3.8.4 3.10.3 3.9.11.2 3.9.11.3.1 3.10.1 3.10.9.6

Modified paragraph to refer to new [**Redacted**]

Separated Operating Cycle requirements for Main and

[**Redacted**]

Added [**Redacted**]

Corrected typo. Changed [**Redacted**]

Clarified definition of Max Operational Range of

[**Redacted**]. Removed TBRs for max operational and

survival temperatures [**Redacted**]

Changed to allow for new [**Redacted**]

Changed table reference from 3.3.11-2 to 3.10.10-1.

Relaxed tolerance on [**Redacted**]

		3.10.12	Added [**Redacted**]

		4.6.5.7.2 4.7	Added “no greater than” to sweep rate. Added lines for new items omitted from Rev. 6.0 and fixed formatting issues.

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Table of Contents

1. Scope	1

1.1 Purpose	1

1.2 System Overview	1

1.3 Document Overview	1

2. Applicable Documents	1

2.1 Government Documents	2

2.1.1 Specifications	2

2.1.2 Standards	2

2.1.3 Handbooks	2

2.2 Non-Government Documents	2

2.2.1 DigitalGlobe Documents	3

2.2.2 Contractor Documents	3

2.2.3 Satellite Integrating Contractor Documents	3

2.2.4 Other Documents	3

2.3 Reference Documents	3

3. Requirements	4

3.1 Definitions	4

3.1.1 Instrument System Definition	4

3.1.2 Instrument Data Definitions	4

3.1.3 Instrument Detector and Pixel Definitions	4

3.1.4 Nominal Mission Orbit	5

3.2 Mechanical	5

3.2.1 Physical, Structural and Mechanical Requirements	5

3.2.2 Thermal	7

3.3 Main Optical	8

3.3.1 Field of View	8

3.3.2 Coverage	8

3.3.3 Distortion Knowledge	8

3.3.4 Distortion [**Redacted**]	8

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3.3.5 [**Redacted**]	8

3.3.6 Geometric Precision – Line of Sight Stability	8

3.3.7 On-Orbit [**Redacted**]	9

3.3.8 [**Redacted**]	9

3.3.9 [**Redacted**]	9

3.3.10 [**Redacted**]	10

3.3.11 Image Properties	11

3.3.12 Radiometry	12

3.4 Electrical	14

3.4.1 Input Power	14

3.4.2 Main Data Compression	15

3.4.3 Interface to Mission Data Recorder	15

3.4.4 Telemetry	16

3.5 Operations	16

3.5.1 Image Collection Angles	16

3.5.2 States and State Transitions	16

3.5.3 Simultaneous Operations	17

3.5.4 Overlapping Main + AUX (different start and stop times).Operational Duty Cycle	17

3.5.5 Operating Cycles	18

3.6 Command and Telemetry	18

3.6.1 Command and Telemetry Interface	18

3.6.2 Reserved.	18

3.6.3 Command Latency	18

3.7 Protection	19

3.7.1 Power Fault Protection	19

3.8 Test and Integration	19

3.8.1 Orbit Compatibility	19

3.8.2 Stand-Alone Testing	19

3.8.3 Instrument Integration and Checkout	20

3.8.4 Satellite/Instrument Initialization and Checkout Capabilities	20

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3.8.5 Checkout Operations	20

3.9 Design and Construction	20

3.9.1 Quality Factors	20

3.9.2 Availability	22

3.9.3 Optical Construction	22

3.9.4 Useful Life	22

3.9.5 Reserved	22

3.9.6 Reserved	22

3.9.7 Cleanliness and Contamination Control	22

3.9.8 Safety	23

3.9.9 Design of Mechanisms	23

3.9.10 Computer Resources	23

3.9.11 Environmental Design	23

3.10 [**Redacted**] Performance Requirements	33

3.10.1 [**Redacted**]	33

3.10.2 [**Redacted**]	33

3.10.3 [**Redacted**]	33

3.10.4 Total Field of View	33

3.10.5 Distortion Stability	33

3.10.6 Geometric Precision – Line of Sight Stability	33

3.10.7 On-Orbit Focus Adjustment	33

3.10.8 Stray Light Rejection and Internal Light Scattering	33

3.10.9 Sensor Spectral Properties	33

3.10.10 Line Rates	34

3.10.11 Band Selections	35

3.10.12 Knowledge of Capture Time	35

3.10.13 AUX Modulation Transfer Function	35

3.10.14 Signal to Noise Ratio	35

3.10.15 Detector Full Well Capacity	35

3.10.16 Exposure Optimization	35

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3.10.17 Bit Depth	36

3.10.18 No AUX Image Data Compression	36

3.10.19 Absolute Radiometric Accuracy	36

3.10.20 Noise Equivalent Spectral Radiance	36

3.10.21 Quantum Step Equivalent Spectral Radiance	36

3.10.22 Operable Pixel	36

3.10.23 Inoperable and Out of Specification Pixels	37

3.10.24 Banding and Streaking	37

3.10.25 Coherent Noise	37

3.10.26 Reserved	37

3.10.27 Pixel-to-Pixel Crosstalk	37

3.10.28 Bright Target Recovery	37

3.10.29 Polarization	37

3.10.30 Pixel to Pixel Calibration and Stability	37

3.10.31 Radiometric Stability	37

3.10.32 Image Data Content	38

4. Verification	38

4.1 Verification Methods	38

4.1.1 Test (T)	38

4.1.2 Inspection (I)	38

4.1.3 Analysis (A)	38

4.1.4 Similarity (S)	39

4.2 Instrument Level Verification	39

4.3 Satellite Level of Verification	39

4.4 Unit Level of Verification	39

4.5 Reserved	39

4.6 Test Program	39

4.6.1 Test Connections	39

4.6.2 Baseline Performance Tests	39

4.6.3 Abbreviated Functional Test	40

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x

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4.6.4 Reserved	40

4.6.5 Environmental Test	40

4.6.6 Main Charge Transfer Efficiency (CTE) Screening	42

4.7 Verification Matrix	44

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List of Tables

Table 3.2.1-1 [**Redacted**]	6

Table 3.2.1-2 [**Redacted**]	6

Table 3.3.10-1 [**Redacted**]	10

Table 3.3.10-2 [**Redacted**]	11

Table 3.3.11-1 [**Redacted**]	11

Table 3.3.11-2 [**Redacted**]	12

Table 3.3.12-1 [**Redacted**]	12

Table 3.3.12-2a [**Redacted**]	12

Table 3.3.12-3 [**Redacted**]	13

Table 3.3.12-4 [**Redacted**]	13

Table 3.4.1-1 [**Redacted**]	14

Table 3.4.1-2 [**Redacted**]	14

Table 3.4.1-3 [**Redacted**]	14

Table 3.4.1-4 [**Redacted**]	15

Table 3.4.2-1 [**Redacted**]	15

Table 3.5.1-1 [**Redacted**]	16

Table 3.5.2-1 [**Redacted**]	17

Table 3.5.2-2 [**Redacted**]	17

Table 3.5.2-3 [**Redacted**]	17

Table 3.5.2-4 [**Redacted**]	17

Table 3.5.4-1 [**Redacted**]	17

Table 3.5.5-1 [**Redacted**]	18

Table 3.9.11-1 [**Redacted**]	23

Table 3.9.11-2 [**Redacted**]	23

Table 3.9.11-3 [**Redacted**]	24

Table 3.9.11-4 [**Redacted**]	24

Table 3.9.11-5 [**Redacted**]	24

Table 3.9.11-6 [**Redacted**]	25

Table 3.9.11-7 [**Redacted**]	25

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Table 3.9.11-8 [**Redacted**]	26

Table 3.9.11-9 [**Redacted**]	26

Table 3.9.11-10 [**Redacted**]	26

Table 3.9.11-11 [**Redacted**]	28

Table 3.9.11-12 [**Redacted**]	28

Table 3.9.11-13 [**Redacted**]	29

Table 3.10.9-1 [**Redacted**]	34

Table 3.10.9-2 [**Redacted**]	34

Table 3.10.10-1 [**Redacted**]	34

Table 3.10.14-1 [**Redacted**]	35

Table 3.10.16-1 [**Redacted**]	35

Table 3.10.20-1 [**Redacted**]	36

Table 4.6.5-1 [**Redacted**]	41

Table 4.6.5-2 [**Redacted**]	42

Table 4.6.6-1 [**Redacted**]	43

List of Figures

Figure 3.1.1-1 [**Redacted**]	4

Figure 3.3.12-1 [**Redacted**]	13

Figure 3.5.5-1 [**Redacted**]	18

Figure 3.9.11-1 [**Redacted**]	24

Figure 3.9.11-2 [**Redacted**]	24

Figure 3.9.11-3 [**Redacted**]	25

Figure 3.9.11-4 [**Redacted**]	26

Figure 3.9.11-5 [**Redacted**]	26

Figure 3.9.11-6 [**Redacted**]	26

Figure 3.9.11-7 [**Redacted**]	28

Figure 3.9.11-8 [**Redacted**]	28

Figure 4.6.5-1 [**Redacted**]	41

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1. Scope

1.1 Purpose

This specification contains the performance requirements for the development and certification of a WorldView-3 (WV-3) multi-spectral space flight instrument. The Instrument provides digital imagery data for ground processing, to form imagery and information products, and to support government, agricultural, environmental, and business markets.

1.2 System Overview

The satellite contains a multispectral imaging Instrument, a Spacecraft Bus, and the subsystems necessary to support all observatory and instrument functions. The Instrument uses a [**Redacted**].

1.3 Document Overview

This document contains all performance requirements for the Instrument. This document describes instrument-spacecraft interfaces. A separate Instrument Interface Control Drawing (ICD) details the specifics of the interfaces. This specification may contain requirements that have not been fully defined. These open requirements are indicated by a “TBR” or “TBD”:

TBR: To Be Resolved: Indicates parameters that exist, but may change after discussions with Contractor and others (e.g.: DigitalGlobe).

TBD: To Be Determined: Indicates parameters that have not yet been determined.

2. Applicable Documents

This document is the Instrument Specification. This specification defines the technical requirements called out in the Agreement and Statement of Work (SOW). The Agreement and SOW define schedule requirements, deliverable items and programmatics. However, in the event of a conflict between a specific requirement herein and documents, then the Agreement, the Statement of Work, this document, and Applicable documents shall govern in this order.

At contract signing, the Contamination Control Plan and Interface Control Documents from heritage DigitalGlobe WorldView satellite programs using the WV110 Instrument shall be considered the baseline release for WV-3, specifically those documents listed under Applicable Documents paragraphs 2.2.2 Contractor Documents and 2.2.3 Satellite Integrating Contractor Documents. It is anticipated that the WV-3 versions of these documents will require few modifications from the WV110 baselines, with changes focused in a few key areas as driven by WV-3 unique requirements (for example enhanced Instrument thermal control and updated power values). The first release of the WV-3 version of each document shall supersede the WV110 version, which shall no longer be considered an Applicable Document.

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Although the Satellite Integrating Contractor physically maintains the ICDs, their development is inherently a cooperative process. Accordingly, the latest released ICD revision shall always apply, where release is predicated on mutual agreement between the Satellite Integrating Contractor, the Instrument Contractor, and DigitalGlobe.

2.1 Government Documents

2.1.1 Specifications

[**Redacted**]	Range Safety User Requirements Manual (Volumes 1 through 7), 1 July 2004

[**Redacted**]	Semiconductor Device, General Specification For

[**Redacted**]	Stress Corrosion Cracking Control

2.1.2 Standards

[**Redacted**]	Digital Time Division Command/Response Multiplex Data Bus

[**Redacted**]	Electrical Grounding Practices for Aerospace Hardware

[**Redacted**]	Requirements for the Control of Electromagnetic Interference Characteristics of Subsystems and Equipment

[**Redacted**]	Test Methods Standard Microcircuits

[**Redacted**]	Instructions for EEE Parts Selection, Screening, Qualification and Derating

[**Redacted**]	Dissimilar Metals

[**Redacted**]	Test Method Standard, Destructive Physical Analysis for EEE Parts

2.1.3 Handbooks

[**Redacted**]	Reliability Prediction for Electronic Equipment

[**Redacted**]	Electronic Parts, Materials and Processes for Space and Launch Vehicles

2.2 Non-Government Documents

[**Redacted**]	Product Cleanliness Levels and Contamination Control Program

[**Redacted**]	Protection of Electrical and Electronic Parts, Assemblies and Equipment (Excluding Electrically Initiated Explosive Devices)

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2.2.1 DigitalGlobe Documents

[**Redacted**]	WV-3 Space Segment Shutter Control Assembly Specification and ICD

[**Redacted**]	WV-3 Secondary Sensor Subsystem Double Design Imaging Sequence

2.2.2 Contractor Documents

[**Redacted**]	ITT NextView Contamination Control and Implementation Plan For WV60 Sensor Subsystem and WV110 Payload

[**Redacted**]	ITT Contamination Control and Implementation Plan For WV-3 Payload

[**Redacted**]	[**Redacted**]

2.2.3 Satellite Integrating Contractor Documents

[**Redacted**]	Interface Control Document (ICD), [**Redacted**]

[**Redacted**]	Interface Control Document (ICD), [**Redacted**]

[**Redacted**]	Interface Control Document (ICD), [**Redacted**]

[**Redacted**]	Interface Control Document (ICD), [**Redacted**]

2.2.4 Other Documents

[**Redacted**]	Methods of Test, Total Mass and Controlled Volatile Condensable Materials from Outgassing in a Vacuum Environment

[**Redacted**]	Cleanrooms and Associated Controlled Environments Part 1: Classification of Airborne Particulates

2.3 Reference Documents

[**Redacted**]	Airborne Particulate Cleanliness Classes in Cleanrooms and Clean Zones (obsolete)

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3. Requirements

3.1 Definitions

3.1.1 Instrument System Definition

The Instrument is designed to image reflected solar energy from the Earth’s surface in multiple spectral bands. After collecting the reflected solar energy, the Instrument converts the photons to digital data using two sets of focal planes and electronics: the Main [**Redacted**]. The Main SSS sends compressed data and the [**Redacted**]. As indicated, some Instrument components are provided by the Satellite Integrating Contractor as CFE to the Instrument Contractor.

All requirements specified herein apply to the entire Instrument, including both Main and [**Redacted**].

[**Redacted**]

Figure 3.1.1-1 [**Redacted**]

3.1.2 Instrument Data Definitions

The following general definitions apply to both Main and [**Redacted**]

3.1.2.1 Image Data

Image data is the digital representation of the analog voltage signals generated by photons striking the focal plane.

3.1.2.2 Calibration Data

Calibration data is the data required to calibrate image data. This includes sensor characteristics such [**Redacted**]

3.1.2.3 Ancillary Data

Ancillary data includes other parameters such as [**Redacted**]

3.1.3 Instrument Detector and Pixel Definitions

The following general definitions apply to both Main and [**Redacted**]

3.1.3.1 Detector

The smallest independent sensing region on a detector chip that produces photo-charge proportional to the radiant energy (exposure) it receives.

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3.1.3.2 Detector Column

A detector column is a column of detectors used with [**Redacted**]

3.1.3.3 Pixel

A picture element formed by a detector column used in [**Redacted**].

3.1.4 Nominal Mission Orbit

For analyses that require a specific orbit (e.g. [**Redacted**]), the following orbital parameters shall be used:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

See Section 3.8.1 Orbit Compatibility for the broader range of general orbit compatibility requirements.

3.2 Mechanical

3.2.1 Physical, Structural and Mechanical Requirements

The Instrument shall meet the requirements of the [**Redacted**]

3.2.1.1 Satellite Coordinate System

The mechanical coordinate system used for the Instrument shall be a [**Redacted**]

3.2.1.2 EOA Mounted Spacecraft Bus Equipment

The EOA shall include mounting features to support the following Spacecraft Bus [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

3.2.1.3 Spacecraft Bus Mounted Instrument Equipment

The Spacecraft Bus will accommodate [**Redacted**] between the Instrument units and [**Redacted**]

3.2.1.4 Instrument Envelope

The Instrument shall meet the requirements of the WV-3 Instrument to Spacecraft ICD.

All [**Redacted**]

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3.2.1.5 Spacecraft Bus to Instrument Interconnections

The Instrument design shall allow for all necessary [**Redacted**]

3.2.1.6 Instrument Mass

The Instrument component masses [**Redacted**]

Table 3.2.1-1 [**Redacted**]

3.2.1.7 Center-of-Gravity

The Instrument shall meet the requirements of the WV-3 Instrument to Spacecraft ICD.

3.2.1.8 Moments-of-Inertia

The Instrument shall meet the requirements of the WV-3 Instrument to Spacecraft ICD.

3.2.1.9 EOA-Mounted Bus Equipment And CFE Mass

The Instrument shall support EOA-mounted bus equipment [**Redacted**] and customer-furnished equipment [**Redacted**]

Table 3.2.1-2 [**Redacted**]

[**Redacted**]

3.2.1.10 Instrument Mechanical Interface Motion

It shall be possible to calculate the Instrument line of sight motion due to relative motion at the Spacecraft Bus to Instrument mechanical interface, using the Instrument [**Redacted**]

[**Redacted**]

3.2.1.11 Instrument Sensitivity to Bus Vibration [**Redacted**]

It shall be possible to calculate the Instrument line of sight motion due micro-vibration [**Redacted**] input at the Spacecraft Bus to Instrument mechanical interface, using the Instrument Finite Element Model (FEM) and line of sight equations delivered to the Satellite Integrating Contractor as defined in the Statement of Work. [**Redacted**]

[**Redacted**]

3.2.1.12 Purge Fitting

The Instrument shall accommodate a [**Redacted**] during all stages of instrument and satellite integration, test, shipment, launch site processing, and while on the launch pad as close to launch as possible, per the WV-3 Instrument to Spacecraft ICD.

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3.2.1.13 [**Redacted**]

The [**Redacted**]

3.2.1.14 [**Redacted**]

The relative alignment between the [**Redacted**] and as well as required to meet all other specifications.

3.2.2 Thermal

3.2.2.1 Thermal Interfaces

The Instrument shall meet the requirements of the WV-3 Instrument to Spacecraft ICD.

3.2.2.2 EOA Thermal Control

All hardware required for thermal control of the EOA (including [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

f)	[**Redacted**]

g)	[**Redacted**]

h)	[**Redacted**]

i)	[**Redacted**]

[**Redacted**]

3.2.2.3 EOA Thermal Control to Spacecraft Bus Interfaces

The [**Redacted**] interfaces shall be as follows and as further specified in the WV-3 Instrument to Spacecraft ICD:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

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3.2.2.4 Thermal Telemetry

Thermal telemetry shall be implemented within the Instrument and processed via the Spacecraft Bus as follows and as further specified in the WV-3 Instrument to Spacecraft ICD:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

3.3 Main Optical

All requirements within this Section apply only to the Main capability. Due to the design implementation, some features provided to meet these requirements may also provide some benefit to the [**Redacted**]

3.3.1 Field of View

The Instrument shall have [**Redacted**]

3.3.2 Coverage

The Instrument [**Redacted**]

3.3.3 Distortion Knowledge

Distortion is defined as the variation in LOS of any pixel in any array with respect to the center pixel in the pan array, not including uniform scale changes in the [**Redacted**]

3.3.4 Distortion [**Redacted**]

The operational distortion [**Redacted**]

3.3.5 [**Redacted**]

The Instrument shall limit [**Redacted**]

3.3.6 Geometric Precision – Line of Sight Stability

The following requirements are for the stability of the [**Redacted**]. All requirements are relative to panchromatic pixels.

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

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3.3.7 On-Orbit [**Redacted**]

The Instrument shall [**Redacted**] shall be controlled by ground command.

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

f)	[**Redacted**]

g)	[**Redacted**]

3.3.8 [**Redacted**]

[**Redacted**]

[**Redacted**]

3.3.9 [**Redacted**]

The instrument shall include [**Redacted**]

3.3.9.1 Functions

The [**Redacted**]

3.3.9.1.1 [**Redacted**]

[**Redacted**]

3.3.9.1.2 [**Redacted**]

3.3.9.1.2.1 [**Redacted**]

[**Redacted**]

3.3.9.1.2.2 [**Redacted**]

[**Redacted**]

3.3.9.2 Redundancy

The shutter mechanism shall be [**Redacted**]

3.3.9.3 Fail Safe

In addition [**Redacted**]

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3.3.9.4 Actuation Time

3.3.9.4.1 [**Redacted**]

[**Redacted**]

3.3.9.4.2 [**Redacted**]

[**Redacted**]

3.3.9.5 Operating Cycles

The shutter mechanism shall be designed to meet the requirements [**Redacted**]

3.3.9.6 Telemetry

The shutter mechanism shall provide a primary and a [**Redacted**]

3.3.9.7 [**Redacted**]

[**Redacted**]

3.3.9.8 [**Redacted**]

[**Redacted**]

[**Redacted**]

3.3.9.9 [**Redacted**]

[**Redacted**]

3.3.9.10 [**Redacted**]

[**Redacted**]

3.3.10 [**Redacted**]

3.3.10.1 [**Redacted**]

[**Redacted**]

Table 3.3.10-1 [**Redacted**]

3.3.10.2 [**Redacted**]

[**Redacted**]

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3.3.10.3 [**Redacted**]

[**Redacted**]

3.3.10.4 [**Redacted**]

[**Redacted**]

3.3.10.5 [**Redacted**]

[**Redacted**]

Table 3.3.10-2 [**Redacted**]

[**Redacted**]

3.3.10.6 [**Redacted**]

[**Redacted**]

3.3.10.7 [**Redacted**]

[**Redacted**]

3.3.11 Image Properties

3.3.11.1 [**Redacted**]

[**Redacted**]

Table 3.3.11-1 [**Redacted**]

3.3.11.2 [**Redacted**]

[**Redacted**]

3.3.11.3 [**Redacted**]

[**Redacted**]

3.3.11.4 [**Redacted**]

The Instrument shall allow for the following imaging [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

[**Redacted**]

a)	[**Redacted**] Table 3.3.11-2 [**Redacted**]

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b)	[**Redacted**]

c)	[**Redacted**]

3.3.11.5 Image Collection Modes

The Instrument shall provide the Image Collection Modes shown in Table 3.3.11-2 [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

Table 3.3.11-2 [**Redacted**]

[**Redacted**]

3.3.11.6 Knowledge of Capture Time

[**Redacted**]

3.3.11.7 Scan Order

[**Redacted**]

3.3.11.8 Time Delay Integration (TDI)

Time Delay Integration (TDI) [**Redacted**]

3.3.12 Radiometry

3.3.12.1 [**Redacted**]

[**Redacted**]

Table 3.3.12-1 [**Redacted**]

3.3.12.2 [**Redacted**]

[**Redacted**] Table 3.3.11-2 [**Redacted**]

Table 3.3.12-2a [**Redacted**]

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For consistency with the SSS testing, we have added Table 3.3.12-2b [**Redacted**]. This second table represents the required NESR values from Table 3.3.12-2a at the compression rates listed in Table 3.3.12-2b.

Table 3.3.12-2b [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

3.3.12.3 [**Redacted**]

The Instrument shall have mean Quantization Step Equivalent Spectral Radiance values less than or equal to the values listed in Table 3.3.12-3for [**Redacted**]. For other line rates and TDI selections, QSESR will scale [**Redacted**].

Table 3.3.12-3 [**Redacted**]

3.3.12.4 [**Redacted**]

[**Redacted**]

Table 3.3.12-4 [**Redacted**]

[**Redacted**]

Figure 3.3.12-1 [**Redacted**]

[**Redacted**]

[**Redacted**]

3.3.12.5 [**Redacted**]

[**Redacted**]

3.3.12.6 [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

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3.3.12.7 Radiometric Stability

Calibrated response stability of the [**Redacted**]

3.3.12.8 Pixel-to-Pixel Crosstalk

The image data shall be such that the electrical crosstalk-induced [**Redacted**]

3.3.12.9 Bright Target Recovery

a)	[**Redacted**]

b)	[**Redacted**]

3.3.12.10 Polarization

[**Redacted**]

3.4 Electrical

3.4.1 Input Power

3.4.1.1 Voltage at Instrument Interface

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

3.4.1.2 Power Consumption

The SSS shall not exceed the power consumption values listed in [**Redacted**]

Table 3.4.1-1 [**Redacted**]

The power used to maintain the temperature of the EOA shall not exceed the values in Table 3.4.1-2, exclusive of thermal control unique to the AUX capability.

Table 3.4.1-2 [**Redacted**]

[**Redacted**]

Table 3.4.1-3 [**Redacted**]

[**Redacted**]

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Table 3.4.1-4 [**Redacted**]

3.4.1.3 Operational Voltages for Thermal Design

For sizing thermal control heaters and calculating time-averaged heater power and duty cycles, the following operational voltage ranges shall be used:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

[**Redacted**]

3.4.2 Main Data Compression

The following data compression requirements apply only to Main data.

3.4.2.1 Data Compression

The Instrument shall support lossy and lossless compression for the image data as follows and as further specified in the subparagraphs below:

a)	[**Redacted**]

b)	[**Redacted**]Table 3.3.11-2 [**Redacted**]

3.4.2.2 Lossless Compression

[**Redacted**]

3.4.2.3 Lossy Compression

[**Redacted**]

Table 3.4.2-1 [**Redacted**]

[**Redacted**]

3.4.3 Interface to Mission Data Recorder

Image data shall be output to the Mission Data Recorder (MDR) on [**Redacted**]. All interfaces shall be as further specified in the WV-3 Instrument to Spacecraft ICD.

3.4.3.1 Interface Bit Rate

The Main average [**Redacted**]

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3.4.3.2 Transmit Clock

The Instrument shall generate a transmit clock [**Redacted**]

3.4.4 Telemetry

The Instrument shall provide telemetry for the purposes of operational verification, test, troubleshooting and failure analysis. [**Redacted**]

3.4.4.1 Command Verification

The SSS and [**Redacted**], as further specified in the WV-3 Instrument to Spacecraft ICD.

3.4.4.2 Configuration

The Instrument shall provide a response to commands sufficient to:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

3.4.4.3 Electrical Power

The Instrument shall provide telemetry on voltages and currents used by the Instrument as defined below. Voltage telemetry shall be [**Redacted**] and current shall be [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

3.5 Operations

3.5.1 Image Collection Angles

The Instrument shall image over a range of viewing angles, [**Redacted**]

Table 3.5.1-1 [**Redacted**]

3.5.2 States and State Transitions

The Instrument Main capability shall have the states and functions identified [**Redacted**]. When transitioning from standby to disabled state, the system shall be considered disabled when the system is ready to be re-enabled to standby state.

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Table 3.5.2-1 [**Redacted**]

Table 3.5.2-2 [**Redacted**]

[**Redacted**]

Table 3.5.2-3 [**Redacted**]

Table 3.5.2-4 [**Redacted**]

3.5.3 Simultaneous Operations

The Instrument shall be capable of simultaneously performing any or all of the functions as shown in Table 3.5.2-1 [**Redacted**] and Table 3.5.2-3 [**Redacted**] “Imaging” columns. Main and AUX states shall be independent, such that imagery can be collected, aggregated and compressed (Main only), and transferred in any combination:

•	Main only

•	AUX only

•	Simultaneous Main + AUX (within tolerances of independent / asynchronous clocks)

3.5.4 Overlapping Main + AUX (different start and stop times).Operational Duty Cycle

3.5.4.1 Design Imaging Sequence (DIS)

The Instrument shall be capable of performing the Design Imaging Sequence (DIS) specified in Table 3.5.5-1 under the following conditions:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

Table 3.5.4-1 [**Redacted**]

[**Redacted**]

3.5.4.2 Special Imaging

The Instrument shall be capable of performing a continuous [**Redacted**] image under the following conditions:

a)	[**Redacted**]

b)	[**Redacted**]

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c)	[**Redacted**]

[**Redacted**]

3.5.4.3 Day in the Life (DITL) Scenario for Thermal Analysis

The Instrument shall meet all requirements when operated in the Day In The Life (DITL) Scenario [**Redacted**]

Margins against the DITL shall be reported the following ways, at both BOL and EOL:

a)	[**Redacted**]

b)	[**Redacted**]

[**Redacted**]

3.5.4.4 Minimum Image Duration

The Instrument shall be capable of imaging [**Redacted**]

3.5.5 Operating Cycles

The Instrument shall be designed meet the requirements of this specification [**Redacted**]

Table 3.5.5-1 [**Redacted**]

Figure 3.5.5-1 [**Redacted**]

3.6 Command and Telemetry

3.6.1 Command and Telemetry Interface

The Instrument shall interface with the Spacecraft Bus as below. All interfaces between the Instrument and Spacecraft Bus shall be redundant except for [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

[**Redacted**]

3.6.2 Reserved.

3.6.3 Command Latency

Command latency on the [**Redacted**] defined in the WV-3 SSS 1553 Command List.

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3.7 Protection

3.7.1 Power Fault Protection

3.7.1.1 Fault Detection

Fault detection mechanisms shall include sufficient data provided to the Spacecraft Bus processor to permit identification of the fault trigger and fault response after the fact.

3.7.1.2 Sudden Power Removal

In support of the Satellite Safe mode, the Instrument shall not be damaged if the input power in any state is removed at any time without warning. In support of ground integration and test, sudden power loss shall include power loss on either the Payload Bus power input, or the Essential Bus power input, or both Payload Bus and Essential bus power input at the same time. The Instrument shall be designed to gracefully recover from sudden power removal on re-start.

3.7.1.3 Voltage Excursion

The Instrument shall include provisions to protect [**Redacted**], as further specified in the WV-3 Instrument to Spacecraft ICD. Reverse voltage protection is not required during flight.

3.7.1.4 Over-current Protection

The Instrument shall include provisions to limit the input power, if the Sensor Subsystem [**Redacted**]. Current may be limited at the box or power module level as available in the existing design.

3.8 Test and Integration

3.8.1 Orbit Compatibility

The Instrument shall be capable of operating at any equatorial altitude between [**Redacted**]

3.8.2 Stand-Alone Testing

The Instrument design shall permit stand-alone testing at the contractor’s facility using the appropriate GSE as well as Spacecraft Bus level testing once integrated with the Spacecraft Bus. Required test conditions, [**Redacted**]

3.8.2.1 Stand-Alone Test Stimulation Lamp

The Instrument design shall accommodate an internal stimulation lamp with [**Redacted**], with interfaces as defined in the WV-3 Instrument to Spacecraft ICD.

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3.8.3 Instrument Integration and Checkout

The Instrument shall incorporate provisions, including Main and [**Redacted**] and the Satellite has been integrated with the launch vehicle. These provisions shall include, as required, the interfaces necessary to maintain connectivity with the on-site GSE as well as any launch base external interfaces necessary to maintain pre-launch connectivity with the Mission Control Segment. Detailed integration and test interface requirements are further specified in the WV-3 Instrument Integration & Test ICD, with which the Instrument shall comply.

3.8.4 Satellite/Instrument Initialization and Checkout Capabilities

The Instrument shall pose no constraints on operation that prevent its being placed in its normal operational attitude immediately following launch vehicle separation.

The Instrument initialization will include command and telemetry checkout and basic functionality of all subsystems. The Instrument shall pose no constraints on operation that prevent it being possible to [**Redacted**] following launch vehicle separation.

The Instrument shall pose no constraints on operation such that it shall be possible to perform [**Redacted**] following separation from the launch vehicle.

The Instrument shall pose no constraints on operation [**Redacted**] immediately following launch vehicle separation.

3.8.5 Checkout Operations

There shall be no operating characteristics of the Instrument that would prevent its being capable of having its [**Redacted**]

The Instrument shall be capable of supporting an [**Redacted**] of launch. During this period, the Instrument design shall allow correlation of critical Instrument performance with the Satellite and ground segments such that end-to-end Spacecraft Bus performance can be verified. All necessary satellite on-orbit calibrations and/or adjustments shall be capable of being completed during this period.

3.9 Design and Construction

3.9.1 Quality Factors

The following subsections establish the Satellite high-level quality requirements.

3.9.1.1 Reliability at End of Life

The Instrument Main capability shall have [**Redacted**] reported to DigitalGlobe.

3.9.1.2 Single Point Failures

There shall be no credible single point failures that would prevent the Instrument from meeting its Main requirements as defined in this specification, [**Redacted**] Functions unique to the [**Redacted**] other Instrument or Spacecraft Bus components or otherwise reduce the reliability of the primary mission.

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Non-credible single points of failure shall be identified in the design and shall have compensating provisions, [**Redacted**]

Cable harness and pin/socket connections shall be considered [**Redacted**]

3.9.1.3 Commands that Induce Failure

There shall be no single command that could cause loss of the Instrument, assuming no Instrument components have previously failed.

3.9.1.4 Operable Main Pixel

A Main pixel shall be considered operable, even if out of specification, it meets the following requirements:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

3.9.1.5 Reserved

3.9.1.6 Inoperable or Out of Specification Main Pixels

Inoperable Main Pixels may be removed from any performance averages and standard deviations for determining compliance to performance specifications. The following requirements shall apply at Instrument delivery (Beginning of Life).

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

3.9.1.7 Commands that Use Relays

Frequently used commands, such as image [**Redacted**] commands shall use electronic switching.

3.9.1.8 Power Converter Inhibit

The power converters in each subsystem or component as appropriate shall have [**Redacted**]. This requirement is waived for power converters that [**Redacted**]

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3.9.2 Availability

The reliability requirement supports the system-level availability allocated to the Instrument. Additional operation-related requirements pertaining to availability include:

a)	[**Redacted**]

b)	[**Redacted**]

3.9.3 Optical Construction

The Instrument shall have an [**Redacted**]

3.9.4 Useful Life

3.9.4.1 Storage Life

The Instrument design shall accommodate a program delay [**Redacted**] without the need for refurbishment when stored in a controlled environment. The Instrument may be recalibrated if needed.

3.9.4.2 Mission Life

The Instrument shall meet all on-orbit performance requirements for [**Redacted**]

3.9.5 Reserved.

3.9.6 Reserved.

3.9.7 Cleanliness and Contamination Control

[**Redacted**]

3.9.7.1 Contamination Protection

The Instrument shall include protective equipment designed to minimize contamination to sensitive components from the post-delivery environment and equipment within that environment, described below, such that aforementioned cleanliness levels can be maintained.

[**Redacted**]

For reference, the spacecraft and other equipment present in the post-delivery integration and test environment are characterized by material and contamination levels as follows:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

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3.9.8 Safety

The Instrument shall be designed to allow for safe handling, operation, and transportation through all mission phases. It shall comply with the specific requirements of [**Redacted**] with respect to:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

3.9.9 Design of Mechanisms

All mechanisms shall be designed to operate [**Redacted**]

[**Redacted**]

3.9.10 Computer Resources

a)	Hardware – [**Redacted**]

b)	Software – [**Redacted**]

3.9.11 Environmental Design

3.9.11.1 Structural Design Requirements

3.9.11.1.1 Angular Acceleration

The Instrument shall be designed to survive an acceleration of [**Redacted**]

[**Redacted**]

3.9.11.1.2 Factors of Safety

For purposes of preliminary design and analysis, the factors of safety defined [**Redacted**]

Table 3.9.11-1 [**Redacted**]

[**Redacted**]

Table 3.9.11-2 [**Redacted**]

[**Redacted**]

Calculation methodology: Ultimate and Limit Factors of Safety [**Redacted**]

[**Redacted**]

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3.9.11.1.2.1 Buckling Factors of Safety

Where buckling of a single element or unreinforced shell would be catastrophic or result in unacceptable deformation, buckling Factors of Safety (BFS) shall be [**Redacted**], with the knowledge of predicted dynamic or acoustic loads.

Panel buckling shall be allowed. The post-buckling load distribution for reinforced shell structures shall [**Redacted**]

For composite shell panels, the BFS shall [**Redacted**]

3.9.11.1.3 Vibration

The PSU and DPU shall be designed to survive the protoflight level random vibration test environment as specified [**Redacted**]

3.9.11.1.3.1 Random vibration—Acceptance & Protoflight—PSU

The PSU shall be designed to operate and meet performance requirements after exposure to random vibration. [**Redacted**]

Figure 3.9.11-1 [**Redacted**]

Table 3.9.11-3 [**Redacted**]

3.9.11.1.3.2 Random Vibration – Acceptance & Protoflight –DPU

The DPU shall be designed to operate and meet performance requirements after exposure to random vibration. [**Redacted**]

Figure 3.9.11-2 [**Redacted**]

Table 3.9.11-4 [**Redacted**]

3.9.11.1.4 Reserved

3.9.11.1.5 Acoustic

The Instrument shall be designed to survive the protoflight acoustic test environment shown [**Redacted**]

Table 3.9.11-5 [**Redacted**]

[**Redacted**]

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3.9.11.1.6 [**Redacted**]

Components shall be designed to survive the protoflight shock test levels specified in [**Redacted**]

Table 3.9.11-6 [**Redacted**]

[**Redacted**]

3.9.11.1.7 Pressure Profile

Component enclosures shall be designed to survive, without undergoing [**Redacted**]

3.9.11.1.8 Minimum Frequency

All bus-mounted SSS components shall be designed to have no [**Redacted**]. The EOA shall be designed to have no [**Redacted**]. If not practical, exceptions may be made on a case-by-case basis with the concurrence of DigitalGlobe. Waivers granted for the star tracker mounts and PSU cover on WV-2 shall apply to WV-3, provided there are no structural design changes that will impact change coupled bus-instrument resonance behavior.

3.9.11.1.9 Circuit Boards

All circuit boards shall be [**Redacted**]

3.9.11.1.10 Pressure Vessels and Pressurized Components

Pressure vessels and pressurized components shall be designed and tested to be compatible with the requirements listed [**Redacted**]

Heat Pipes shall be designed [**Redacted**]

3.9.11.1.11 Steady State Acceleration

3.9.11.1.11.1 Steady State Acceleration – PSU, DPU

The DPU and PSU shall be designed to operate and meet performance requirements after [**Redacted**]

Figure 3.9.11-3 [**Redacted**]

3.9.11.1.11.2 Steady State Acceleration – EOA

The EOA shall be designed to operate as specified in its individual component specification after exposure [**Redacted**]

Table 3.9.11-7 [**Redacted**]

3.9.11.2 Thermal Vacuum Design Requirements

The Instrument shall meet the following functional and performance requirements when exposed to a vacuum environment (pressures between 0 and 10-5 Torr) between the temperature limits specified in [**Redacted**]

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a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

The EOA thermal control system design shall accommodate analytical uncertainty as follows:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

For bus-mounted Instrument components, the interface temperatures specified in the WV-3 Instrument to Spacecraft ICD shall be used with no additional temperature margins for analytical uncertainty [**Redacted**]

Table 3.9.11-8 [**Redacted**]

[* Functions here is defined as outputting data to the AUX Electronics such that the AUX Electronics will output valid data packets to the spacecraft bus. It is understood that the FPU data may be noise or saturated values at temperatures above the performance range.]

[**Redacted**]

3.9.11.3 EMI/EMC Design Requirements

3.9.11.3.1 [**Redacted**]

[**Redacted**]

Table 3.9.11-9 [**Redacted**]

Table 3.9.11-10 [**Redacted**]

Figure 3.9.11-4 [**Redacted**]

Figure 3.9.11-4a [**Redacted**]

Figure 3.9.11-5 [**Redacted**]

Figure 3.9.11-6 [**Redacted**]

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3.9.11.3.2 Magnetic Field Susceptibility

The Instrument shall meet all performance requirements [**Redacted**]

[**Redacted**]

3.9.11.3.3 Magnetic Field Generation

Instrument components shall [**Redacted**]

3.9.11.4 Grounding and Inrush

3.9.11.4.1 Signal Interface Grounding

Single ended signal interfaces should be avoided.

Differential interface signals shall [**Redacted**]

3.9.11.4.2 Primary Power Grounding

For components with either new designs or existing designs that have modified primary power circuitry, primary power circuits shall be isolated [**Redacted**]

3.9.11.4.3 Secondary Power Grounding

Secondary power, inherently isolated from primary power by dc-dc converters or isolation transformers, and routed external to the equipment, shall be grounded to the structure as specified in the WV-3 Instrument to Spacecraft ICD. Care should be taken to isolate signal, command, and control lines such that separate, independently grounded power supply returns will not be inadvertently interconnected.

Components with single ended interfaces should not have secondary returns tied to chassis, in order to avoid ground offsets. In such cases, secondary returns shall be referenced to spacecraft chassis at a designated spacecraft signal single point ground. [**Redacted**]

3.9.11.4.4 PSU In-Rush Current

The PSU shall meet the PSU in-rush current interface requirements defined in the WV-3 Spacecraft to Instrument ICD.

3.9.11.4.5 Other EOA Electronics In-Rush Current

Other EOA electronics and the AUX electronics shall meet the in-rush current interface requirements for other EOA electronics defined in the WV-3 Spacecraft to Instrument ICD.

3.9.11.5 Radiation Exposure Design Requirements

The Instrument shall be designed to meet operational requirements during and after exposure to the space radiation environment defined herein. [**Redacted**]

3.9.11.5.1 Total Ionizing Dose

The Total Ionizing Dose (TID)[**Redacted**]

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Table 3.9.11-11 [**Redacted**]

Figure 3.9.11-7 [**Redacted**]

3.9.11.5.2 Displacement Damage Dose

Displacement Damage Dose (DDD) is the energy imparted to a unit mass that results in displacement damage, as opposed to ionization. [**Redacted**]

Table 3.9.11-12 [**Redacted**]

Figure 3.9.11-8 [**Redacted**]

3.9.11.5.3 Radiation Energy Spectra

Detailed shielding analyses may be used in lieu of the dose depth curves [**Redacted**]

3.9.11.5.4 Enhanced Low Dose Rate Susceptibility (ELDRS)

Semiconductor components with a linear or mixed signal application using [**Redacted**]. Components shall be binned into three categories: [**Redacted**]

The Instrument Contractor shall document the ELDRS evaluation, including a justification for each part’s categorization, and submit this to DigitalGlobe for independent review. DigitalGlobe will then determine which parts (if any) require additional ELDRS testing. [**Redacted**].

3.9.11.6 Single Event Effects

Single Event Effects include [**Redacted**] are as follows:

The Instrument shall be designed such that no single event effect can cause permanent damage (including loss of redundancy) to a system, subsystem, or component.

SEU effects on component operations shall be temporary and correctable by automatic reset or ground command.

The Instrument shall meet performance requirements during exposure [**Redacted**]

As specified in the component Statement of Work (SOW) or Product Functional Specification, certain critical spacecraft electronics components which are required to perform during [**Redacted**]

All MOS devices shall have SEL data showing that the device is immune to SEL up to [**Redacted**]

The incorporation of latchup mitigation circuitry does not automatically obviate this requirement; DigitalGlobe approval of the latchup mitigation strategy and its test requirements is required to preclude the necessity of a waiver in this instance. (WorldView specific requirement)

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[**Redacted**]

3.9.11.7 Reserved

3.9.11.8 Electrostatic Discharge

[**Redacted**] or an approved substitute shall be used as a guideline for handling of ESD-sensitive components.

3.9.11.9 Atomic Oxygen

The Instrument shall be designed to withstand exposure to atomic oxygen environment for [**Redacted**] shall be reported to DigitalGlobe.

3.9.11.10 Mechanism Torque/Force

The minimum available driving torque or force for mechanisms shall be determined based on the Factor of Safety (FS) table below. [**Redacted**]

Driving Torques:

•	[**Redacted**]

Resistive Torques:

•	[**Redacted**]

•	[**Redacted**]

[**Redacted**]

Table 3.9.11-13 [**Redacted**]

3.9.11.11 Reserved

3.9.11.12 Metal Enclosure and Mechanical Component Bonding

The Instrument shall be designed to be compliant with [**Redacted**]

3.9.11.13 Composites Bonding and Grounding

Composite structures shall be designed to have bond impedances [**Redacted**]

3.9.11.14 Primary Power Subsystem Characteristics

The instrument shall be designed to comply with the following requirements.

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3.9.11.14.1 [**Redacted**]

[**Redacted**]

3.9.11.14.2 [**Redacted**]

[**Redacted**]

3.9.11.14.3 [**Redacted**]

[**Redacted**]

3.9.11.14.4 [**Redacted**]

[**Redacted**]

3.9.11.15 Parts

3.9.11.15.1 EEE Part Reliability

Standard parts shall meet the following requirements:

Microcircuits and hybrids:	[**Redacted**]
Semiconductors:	[**Redacted**]
Passive components:	[**Redacted**]

Non-standard parts shall have reliabilities consistent with the nearest standard parts. This confidence may be obtained by screening the non standard parts consistent with the screening requirements of the nearest standard part. Any part that cannot be screened to bring it up to the [**Redacted**] shall have DigitalGlobe signature approval prior to requisition.

Non-standard active parts shall be subject to destructive physical analysis of parts with the same lot date code per [**Redacted**] or equivalent.

All EEE parts shall be subject to a part history evaluation.

3.9.11.15.2 Plastic Parts

DigitalGlobe shall be notified before flight assembly when plastic encapsulated electronic parts (hereinafter referred to simply as plastic parts) are selected for incorporation in a design. The contractor shall provide lot qualification data for any plastic parts used. The use of plastic parts is strongly discouraged. Unfortunately there are situations where they cannot be avoided. A software tool such as [**Redacted**] in this case for computing the reliability impact felt due to plastic parts.

3.9.11.15.3 Lot Date Codes

Parts selection shall comply with the following Lot Date Code requirements, where part age is defined as the difference between the part Lot Date Code and the start of the WorldView-3 Instrument contract:

a)	[**Redacted**]

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b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

3.9.11.15.4 Part Derating

The preferred derating of components shall be in accordance with [**Redacted**]. An allowable exception is the operation of microcircuits at manufacturer’s published recommended or characterized supply voltages in lieu of derating.

3.9.11.16 Materials

3.9.11.16.1 Material Selection Criteria

The selection of materials shall consider the application, requirements, environmental requirements, usage restrictions and the items in the following paragraphs, as applicable.

a)	Previous successful usage on long life space programs shall be applicable.

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

f)	[**Redacted**]

g)	[**Redacted**]

h)	[**Redacted**]

i)	[**Redacted**]

j)	[**Redacted**]

k)	[**Redacted**]

3.9.11.16.2 Material Specifications

Materials shall be controlled by a detailed specification that will include, as applicable, material configuration and performance requirements, lot identification, lot acceptance/qualification tests, and protective packaging and handling requirements. If official specification, [**Redacted**] for the procurement of materials. All material shall be traceable to the manufacturer. Age sensitive materials shall have shelf-life control. The materials that exceed the expiration date shall not be used without appropriate recertification by MRB.

3.9.11.16.3 Magnetic Design Requirements

Non-magnetic material should be used whenever possible [**Redacted**] except as required in inductive components and cores. DigitalGlobe shall be notified before flight assembly when magnetically soft materials are selected for incorporation in a design.

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3.9.11.17 Cycle-Limited Items

Items whose life is limited by the total number of operating cycles shall meet all on-orbit performance requirements after operating for two times the predicted number of cycles, including all cycles incurred during both the Mission Life and during ground testing. The Instrument Contractor shall identify all life-limited Cycle-limited items, which shall at a minimum include:

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

For all cycle-limited items, the known cycle-limit (cycles to failure or loss of performance) shall be reported to facilitate evaluation of margin. If the cycle-limit is not known, e.g. the component was not tested to failure, then a best estimate shall be provided.

3.9.11.17.1 EEPROMs

The more conservative [**Redacted**]

3.9.11.17.2 Interface Connectors

The use of connector savers is required for flight hardware external interfaces.

[**Redacted**]

3.9.11.17.3 Electromechanical Relays

Electromechanical relays shall not be used for routine operational functions.

3.9.11.18 Metal Finishes

The Instrument shall be designed to be compliant with the following requirements

3.9.11.18.1 [**Redacted**]

[**Redacted**]

3.9.11.18.2 Finish Adhesion Testing

Vendors of painted and plated surfaces shall have processes and procedures in place to ensure adequate finish adhesion of anodized, plated, and painted surfaces.

One way to ensure adequate finish adhesion is specified in [**Redacted**]. This test shall be considered to pass if the finish adhesion is not compromised on the article under test apart from that due to the scribing operation itself given in paragraph 4.1 of the test method. The 24 hour immersion in distilled water requirement is not applicable when testing anodized surfaces; [**Redacted**]

[**Redacted**]

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3.10 [**Redacted**] Performance Requirements

3.10.1 [**Redacted**]

[**Redacted**]

3.10.2 [**Redacted**]

[**Redacted**]

3.10.3 [**Redacted**]

[**Redacted**]

[**Redacted**]

3.10.4 Total Field of View

The total field of view shall correspond to at [**Redacted**]

3.10.5 Distortion Stability

The operational distortion stability of the Instrument distortion shall [**Redacted**]

3.10.6 Geometric Precision – Line of Sight Stability

The following requirements are for the stability of the Line-Of-Sight (LOS) for each pixel of the [**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

3.10.7 On-Orbit Focus Adjustment

[**Redacted**]

3.10.8 Stray Light Rejection and Internal Light Scattering

The Instrument shall limit stray light [**Redacted**]

[**Redacted**]

3.10.9 Sensor Spectral Properties

The following paragraphs define the basic requirements relative to the [**Redacted**]

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3.10.9.1 Sensor Spectral Bands Definitions

[**Redacted**]

Table 3.10.9-1 [**Redacted**]

3.10.9.2 Filter Spectral Flatness Between Band Edges

Flatness Between Band Edges: [**Redacted**] shall have the following properties:

a)	[**Redacted**]

b)	[**Redacted**]

3.10.9.3 Filter Spectral Flatness Between [**Redacted**] Relative Response Points

The peak normalized filter transmission between the minimum wavelength with a [**Redacted**] relative response point and the maximum wavelength with a [**Redacted**] relative response point shall always exceed [**Redacted**].

3.10.9.4 Integrated Out of Band Response

The ratio of the integrated response of the instrument beyond [**Redacted**]

3.10.9.5 Band Edge Slope

a)	[**Redacted**]

b)	[**Redacted**]

3.10.9.6 Spectral Bandwidth Uniformity

Within a band, all pixels bandwidths shall be uniform [**Redacted**]

3.10.9.7 Center Wavelength Uniformity

Within a band, all pixels shall have a center wavelength within [**Redacted**]

Table 3.10.9-2 [**Redacted**]

3.10.9.8 Filter Spectral Stability

Band center wavelengths and band edges shall not change [**Redacted**]

3.10.10 Line Rates

The [**Redacted**] shall provide as a minimum [**Redacted**] commandable line rates, selectable on an image by image basis as defined in [**Redacted**]

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Table 3.10.10-1 [**Redacted**]

The [**Redacted**] shall have the on-orbit capability to implement additional line rates to allow simultaneous operation with all Main sensor Modes shown in [**Redacted**].

3.10.11 Band Selections

The [**Redacted**] shall be able to be commanded to collect data [**Redacted**].

3.10.12 Knowledge of Capture Time

The [**Redacted**] shall utilize a time and tone line method, as described below and further in the WV-3 Instrument to Spacecraft ICD, [**Redacted**]. The time tag shall be included in the image data, continuing until the AUX sensor is commanded to complete an image capture. In general, the time and tone method is as follows:

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

3.10.13 AUX Modulation Transfer Function

The instrument end to end geometric mean of the along scan and cross scan [**Redacted**]

[**Redacted**]

3.10.14 Signal to Noise Ratio

The zero spatial frequency Signal to Noise Ratio (SNR) in imaging mode [**Redacted**]

Table 3.10.14-1 [**Redacted**]

[**Redacted**]

3.10.15 Detector Full Well Capacity

The full well capacity for each band shall be established to preclude saturation for the at-aperture radiances, [**Redacted**]

3.10.16 Exposure Optimization

The [**Redacted**] shall provide on an image by image basis, the capability to control exposure over the range of imaging modes [**Redacted**]

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Table 3.10.16-1 [**Redacted**]

[**Redacted**]

3.10.17 Bit Depth

[**Redacted**]

3.10.18 No AUX Image Data Compression

[**Redacted**]

3.10.19 Absolute Radiometric Accuracy

For this and subsequent paragraphs, [**Redacted**] standards. This requirement applies to extended, spatially uniform, unpolarized targets with a known spectral shape.

The at-aperture spectral radiance shall be determined analytically from the EOA system [**Redacted**]

3.10.20 Noise Equivalent Spectral Radiance

[**Redacted**]

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

Table 3.10.20-1 [**Redacted**]

[**Redacted**]

3.10.21 Quantum Step Equivalent Spectral Radiance

The quantum step equivalent spectral radiance [**Redacted**] specified in paragraph 3.10.20.

3.10.22 Operable Pixel

A pixel shall be considered operable, even if out of specification, it meets the following requirements:

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

d)	[**Redacted**]

e)	[**Redacted**]

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3.10.23 Inoperable and Out of Specification Pixels

Inoperable [**Redacted**]. The following requirements shall apply at Instrument delivery (Beginning of Life).

a)	[**Redacted**]

b)	[**Redacted**]

c)	[**Redacted**]

3.10.24 Banding and Streaking

For each operating mode for which a Noise Equivalent Irradiance (NEI) requirement exists, [**Redacted**]. The banding metric is:

[**Redacted**]

For each operating mode, each banding metric [**Redacted**] of required dynamic range.

3.10.25 Coherent Noise

Coherent noise is defined as the magnitude of the autocorrelation of a dark [**Redacted**] scene, computed after subtraction of [**Redacted**]

[**Redacted**]

3.10.26 Reserved

3.10.27 Pixel-to-Pixel Crosstalk

The image data shall be such that the electrical crosstalk-induced artifacts in receiver pixels caused by regions of sender [**Redacted**]

3.10.28 Bright Target Recovery

Bright target recovery from a [**Redacted**]

3.10.29 Polarization

[**Redacted**]

3.10.30 Pixel to Pixel Calibration and Stability

All detectors in a given band shall be calibrated and stable to [**Redacted**] of the required dynamic range.

3.10.31 Radiometric Stability

For signals between [**Redacted**], the response of each channel shall be stable to the values listed for the following timescales:

•	[**Redacted**]

This requirement includes radiometric stability under the operational FPA thermal stability over the timescales addressed. If it is part of the CONOPS for this sensor, [**Redacted**]

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3.10.32 Image Data Content

Image data shall be packetized separately for each [**Redacted**]. All of the information needed to accurately reconstruct the image data and verify data integrity shall be contained in [**Redacted**], including at least the following:

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

•	Line rate

•	[**Redacted**]

•	[**Redacted**]

•	[**Redacted**]

•	Identification of specific [**Redacted**]

•	[**Redacted**]

•	A sequentially [**Redacted**]

•	Time tag

•	[**Redacted**]

Precise definition of [**Redacted**] to ensure compatibility with spacecraft bus and ground processing interfaces and are expected to be very similar to those of the main sensor.

4. Verification

4.1 Verification Methods

4.1.1 Test (T)

Test is an action by which the operability, supportability, performance capability or other specified qualities of an item are verified when subjected to controlled conditions that are real or simulated. These verifications may require the use of special test equipment and instrumentation to obtain quantitative data for analysis as well as qualitative data derived from displays and indicators inherent in the item(s) for monitor and control. Requirements shall be verified by test to the maximum extent practical. Verification shall also be performed at the highest level of assembly practical.

4.1.2 Inspection (I)

Inspection is the qualitative demonstration of a functional requirement or an observation or examination of the item against the applicable documentation to confirm compliance with requirements.

4.1.3 Analysis (A)

Analysis is a process used in lieu of or in addition to testing to verify compliance with specifications. The technique typically includes an interpretation, or interpolation and extrapolation, of analytical or empirical data under defined conditions or reasoning to show theoretical compliance with stated requirements.

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4.1.4 Similarity (S)

Similarity is an analysis process of comparing a current item with a previous item which takes into consideration configuration, test data, application and environment. The evaluation shall be documented and shall include: the test procedures/reports of the item to which similarity is claimed, a description of the difference(s) between the items and the rationale for verification by similarity. All operational experience shall be documented and available for review.

4.2 Instrument Level Verification

Form/fit/function testing shall be performed at the instrument level.

4.3 Satellite Level of Verification

Instrument interface requirements, including those defined in the WV-3 Instrument to Spacecraft ICD and WV-3 Instrument Integration & Test ICD shall be verified ahead of Instrument to Spacecraft Bus integration.

4.4 Unit Level of Verification

Minimum unit-level environmental tests shall be performed as specified in Section 4.6.5. Additional unit-level testing shall be performed as needed to verify unit functionality and performance needed to support higher-level requirements.

4.5 Reserved

4.6 Test Program

4.6.1 Test Connections

Unless otherwise specified herein, all power connections, measurements, and signal inputs shall be made through the external connectors. [**Redacted**]

4.6.2 Baseline Performance Tests

Components shall be tested to demonstrate compliance with the performance requirements specified herein to establish the ambient baseline prior to initiation of environmental testing, and at the conclusion of environmental testing prior to shipment.

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4.6.3 Abbreviated Functional Test

Abbreviated functional tests shall be performed at the contractor’s option, between environments. The tests reduce schedule risk by providing an early indication of anomalies or failures due to environmental exposure. In general the abbreviated functional test is a subset of the baseline performance test and provides a reasonable level of certainty that the unit is still performing to specification requirements. In some cases the abbreviated functional test may also specifically evaluate a given parameter to verify performance budget allocations. The contractor shall determine the limits for these tests.

4.6.4 Reserved

4.6.5 Environmental Test

4.6.5.1 Mass Properties

Individual unit weight and space envelope shall be measured. Center of gravity and moments of inertia shall be verified by analysis.

4.6.5.2 Contamination/Cleanliness

The Instrument components shall be delivered clean according to the contractor’s Contamination Control Plan.

4.6.5.3 Metal Enclosure and Mechanical Component Bonding

The resistance between each discrete metal enclosure and the mounting plate of the component shall be measured. The resistance between the two surfaces shall be less than 1 ohm. If positive design features, such as conducting mating surfaces fastened with multiple fasteners, are present then the measurement is not required.

4.6.5.4 Limited Performance Tests

Limited performance tests shall be conducted before, during, and after environmental tests, as appropriate, in order to demonstrate that functional capability has not been degraded by the environmental tests. Limited performance tests shall demonstrate that the performance of selected functions is within acceptable limits.

4.6.5.5 Leak Detection

All Instrument components which contain a gas or liquid shall be subjected to leak checks. Additionally, subsystems/subassemblies that contain a gas or liquid shall be leak checked at the subsystem/subassembly level (external leak). Time of performance of the post-environmental leak-check shall be determined by the contractor. Maximum allowable component leak rates are defined in the component product functional specifications. [**Redacted**]

4.6.5.6 Proof Pressure

Heat pipes shall be tested according to the requirements given in [**Redacted**]

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4.6.5.7 Vibration Testing

4.6.5.7.1 [**Redacted**]

[**Redacted**]

If either the DPU or PSU remains fundamentally unchanged from previously qualified designs, testing to acceptance levels for the unit will be approved on a case-by-case basis by DigitalGlobe.

Parameters of the [**Redacted**] such that the overall EOA requirement is satisfied, where the acoustic information is based on the launch vehicle vendor data. Notching may be required at certain frequencies to ensure that structures are not exercised beyond their allowable loads, and will be approved on a case-by-case basis by DigitalGlobe.

[**Redacted**]

4.6.5.7.2 [**Redacted**]

[**Redacted**]

Figure 4.6.5-1 [**Redacted**]

[**Redacted**]

[**Redacted**]

4.6.5.7.3 [**Redacted**]

[**Redacted**]

4.6.5.8 Thermal Testing

4.6.5.8.1 [**Redacted**]

[**Redacted**]

Table 4.6.5-1 [**Redacted**]

4.6.5.8.2 [Ambient Pressure Thermal Cycling]

[**Redacted**]

4.6.5.8.3 [**Redacted**]

[**Redacted**]

4.6.5.8.4 [**Redacted**]

[**Redacted**]

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4.6.5.9 [**Redacted**]

[**Redacted**]

4.6.5.10 [**Redacted**]

4.6.5.10.1 [**Redacted**]

[**Redacted**]

Table 4.6.5-2 [**Redacted**]

4.6.5.10.2 [**Redacted**]

[**Redacted**]

4.6.5.10.3 [**Redacted**]

[**Redacted**]

4.6.5.11 [**Redacted**]

[**Redacted**]

4.6.5.11.1 Total Dose Testing

Should total dose testing be required due to lack of data or inadequate design margins, [**Redacted**]

4.6.5.11.2 Single Event Effects Testing

Should Single Event Effects testing be required, it shall be performed using [**Redacted**]

4.6.5.12 Mechanism Force/Torque Testing

For design verification, the driving force/torque margin shall be verified by testing [**Redacted**]

4.6.6 Main Charge Transfer Efficiency (CTE) Screening

Imagery artifacts such as local MTF degradation and banding can be [**Redacted**]; additional testing may also be performed at the Instrument Contractor’s discretion.

To support these tests and to provide radiometric correction data on-orbit, [**Redacted**]

4.6.6.1 SSS Level Screening

[**Redacted**]

4.6.6.2 FPU Level Screening

At minimum operating voltage, [**Redacted**], without necessarily including all combinations, or all intermediate TDI settings. Combinations shall be selected, as far as possible, to capture any anticipated problem areas.

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4.6.6.3 Test Success Criteria

The difference between [**Redacted**]

Table 4.6.6-1 [**Redacted**]

[**Redacted**]

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4.7 Verification Matrix

[**Redacted**]

[**Redacted**]

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Modification #17

(Proposal #12-382 – [**Redacted**])

To

Firm Fixed Price Agreement No. 60151

This Modification to Firm Fixed Price Agreement number 60151(“the Agreement”) is entered into by and between DigitalGlobe, Inc. (DG),a corporation organized and existing under the laws of the State of Delaware, with a place of business at 1601Dry Creek Drive, Suite 260;Longmont,Colorado 80503;and ITT Space Systems, LLC (ITT), a limited liability company organized and existing under the laws of the State of Delaware, with a place of business at 1447 St. Paul Street, P.O. Box 60488,Rochester,New York 14606-0488.

The parties hereby agree to amend the Agreement as follows:

ITT to add [**Redacted**] to the WV3 Instrument to protect the [**Redacted**] during TVAC testing at Ball.

Original Contract Value	[**Redacted**]	$167,726,933
This Modification (12-382)	[**Redacted**]	$63,000
Adjusted TOTAL Contract Value		$167,789,933

The total contract price is herein changed from $167,726,933 to $167,789,933

This modification will result in one (1) new milestone payment:

•	Installation of the [**Redacted**]

Exelis is expecting completion of this activity in March of 2013.

All other terms and conditions of the Agreement not noted as changed herein remain in full force and effect.

This Modification is hereby executed and agreed to by the undersigned parties effective the last date written below as signified by the signatures and shall be a binding agreement.

ITT Space Systems, LLC	DigitalGlobe, Inc.

/s/ [**Redacted**]	/s/ Neal T. Anderson
Signature	Signature
[**Redacted**] [**Redacted**]	Name: Neal T. Anderson Title: VP, Technology Development

Date: 6 December 2012	Date: 5 December 2012